INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

A summary of the income tax (expense) benefit in the statements of earnings (loss) follows:

	2016	2015	2014
	(In Millions)
Income tax (expense) benefit:
Current (expense) benefit	$9	$5	$(3)
Deferred (expense) benefit	24	8	8
Total	$33	$13	$5

At December 31, 2016 and 2015, the company had current taxes receivable of $1 million and current taxes payable of $2 million, respectively.

The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2016	2015	2014
	(In Millions)

Expected income tax (expense) benefit	$31	$11	$4
Dividends received deduction	2	1	1
Other	—	1	—
Income Tax (Expense) Benefit	$33	$13	$5

The components of the net deferred income taxes are as follows:

	December 31, 2016		December 31, 2015
	Assets	Liabilities	Assets	Liabilities
	(In Millions)

Reserves and reinsurance	$112	$—	$97	$—
DAC	—	88	—	93
VOBA	—	—	—	3
Investments	—	11	—	10
Other	13	—	12	—
Total	$125	$99	$109	$106

As of December 31, 2016, the Company had $1 million of AMT credits which do not expire.

MLOA does not provide income taxes on the undistributed earnings related to its investment in AB units except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2016, $6 million of accumulated undistributed earnings related to its investment in AB units were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted to the United States.

At December 31, 2016, 2015 and 2014 of the total amount of unrecognized tax benefits, $4 million, $7 million and $6 million, respectively, would affect the effective tax rate.

MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016, 2015 and 2014 were $0 million, $1 million and $0 million, respectively. Tax expense for 2016, 2015 and 2014 reflected a benefit of $0 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2016	2015	2014
	(In Millions)

Balance, beginning of year	$7	$6	$5
Additions for tax positions of prior years	(3)	1	1
Balance, End of Year	$4	$7	$6

It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

During the first quarter of 2016, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Reports for MONY Life’s consolidated amended Federal 2004-2007 and consolidated Federal 2008 and 2009 corporate income tax returns which included MLOA as a member of the consolidated group. The impact on MLOA’s statement of earnings (loss) is an income tax benefit of $0.2 million. The 2010 through 2016 tax years are open to examination by the IRS.